UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2013 (November 4, 2013)

AMERICAN REALTY CAPITAL PROPERTIES, INC.
(Exact name of Registrant as specified in its charter)

Maryland	001-35263	45-2482685
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue New York, New York 10022
(Address, including zip code, of principal executive offices)

(212) 415-6500
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth under Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.02. Results of Operations and Financial Condition.

On November 7, 2013, American Realty Capital Properties, Inc. (the “Company”) issued a press release and quarterly supplemental financial information attached hereto as Exhibits 99.1 and 99.2, respectively, announcing its results of operations for the fiscal quarter ended September 30, 2013.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 4, 2013, the Company, through its operating partnership, ARC Properties Operating Partnership, L.P., a Delaware limited partnership (the “Operating Partnership”), entered into the sixth amendment (the “Amendment”) to its previously announced credit agreement (the “Credit Agreement”) with Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto.

The Amendment, among other things, specifically permits the transactions contemplated by (i) the previously announced Agreement and Plan of Merger, dated as of May 28, 2013, by and among the Company, the Operating Partnership, Safari Acquisition, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company, Caplease, LP, a Delaware limited partnership, and CLF OP General Partner LLC, a Delaware limited liability company, (ii) the previously announced Agreement and Plan of Merger, dated as of July 1, 2013, by and among the Company, the Operating Partnership, Thunder Acquisition, LLC, a Delaware limited liability and wholly owned subsidiary of the Company, American Realty Capital Trust IV, Inc., a Maryland corporation (“ARCT IV”), and American Realty Capital Operating Partnership IV, L.P., a Delaware limited partnership, and (iii) the previously announced Agreement and Plan of Merger, dated as of October 22, 2013, by and among the Company, Clark Acquisition, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company, and Cole Real Estate Investments, Inc., a Maryland corporation (“Cole”), subject to certain conditions. In addition, the Amendment modifies, for a limited time following the effectiveness of the Amendment, certain financial covenant levels and the related component definitions, the effect of which is to provide for temporarily less restrictive financial covenants. The Amendment also modifies the applicable events of default set forth in the Credit Agreement to increase the cross-default threshold before an event of default is implicated.

The Amendment also adds additional financial covenants to the Credit Agreement related to the Company’s total unencumbered asset value ratio and availability, and during the limited period described above, provides for more restrictive negative covenants, including additional restrictions on the Company’s ability to consummate further acquisition transactions and to make certain restricted payments.

In addition, the Amendment provides that, for the limited period described above, loans under the Credit Agreement will accrue interest at an increased rate, with the applicable margin ranging from 2.25% to 3.00%, based on the Company’s consolidated leverage ratio. At the expiration of such limited period, the interest rate applicable to the loans will revert back to the existing pricing levels.

Finally, pursuant to the Amendment, certain lenders agreed to provide an additional $210.0 million of incremental term loan commitments, bringing to the total commitments under the Credit Agreement to $1.7 billion. Under the Credit Agreement, the Company may exercise an “accordion” feature and obtain commitments for an additional $800.0 million of loans.

The summary description of the material terms of the Amendment in this Current Report on Form 8-K is a summary and is qualified in its entirety by the terms of the Amendment, which was filed as Exhibit 10.74 to the Company's Quarterly Report on Form 10-Q for the three months ended September 30, 2013 with the Securities and Exchange Commission (the “SEC”) on November 7, 2013.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 6, 2013, the Board of Directors of the Company appointed Lisa Pavelka McAlister as the Company’s Chief Accounting Officer, effective November 8, 2013.

Ms. McAlister, 50, held the position of Managing Director at PricewaterhouseCoopers (“PwC’) in its capital markets and accounting advisory services practice from September 2011 until August 2013. Prior to joining PwC, Ms. McAlister worked at BAML Capital Partners, the global private equity business unit of Bank of America Corporation (NYSE: BAC), where she served as Chief Operating Officer from March 2010 until June 2011 and as Chief Financial Officer from March 2008 until March 2010. Ms. McAlister has 25 years’ experience in senior financial roles in all aspects of financial and accounting operations, internal controls, information systems, treasury and investor relations for public companies in the private equity, real estate, financial services, healthcare and technology sectors.

Item 7.01. Regulation FD Disclosure.

As disclosed in Item 2.02 above, on November 7, 2013, the Company issued a press release and quarterly supplemental financial information attached hereto as Exhibits 99.1 and 99.2, respectively, announcing its results of operations for the fiscal quarter ended September 30, 2013, as applicable. The information set forth in Items 2.02 and 7.01 hereto and in the attached Exhibits 99.1 and 99.2 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Additional Information about the Cole Merger and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed Cole merger, the Company and Cole expect to prepare and file with the SEC an amendment to their registration statement on Form S-4 containing a joint proxy statement/prospectus and other documents with respect to the Company’s proposed acquisition of Cole. The joint proxy/prospectus will contain important information about the proposed transaction and related matters. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY OR COLE WITH THE SEC CAREFULLY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, COLE AND THE PROPOSED COLE MERGER. Investors and stockholders of the Company and Cole may obtain free copies of the registration statement, the joint proxy statement/prospectus and other relevant documents filed by the Company and Cole with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Company with the SEC are also available free of charge on the Company’s website at www.arcpreit.com and copies of the documents filed by Cole with the SEC are available free of charge on Cole’s website at www.ColeREIT.com.

Participants in Solicitation relating to the Cole Merger

The Company, Cole, AR Capital, LLC and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s and Cole’s stockholders in respect of the proposed Cole merger. Information regarding the Company’s directors and executive officers can be found in the Company’s definitive proxy statement filed with the SEC on April 30, 2013. Information regarding Cole’s directors and executive officers can be found in Cole’s definitive proxy statement filed with the SEC on April 11, 2013. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and other relevant documents filed or to be filed with the SEC in connection with the proposed Cole merger if and when they become available. These documents are available free of charge on the SEC’s website and from the Company or Cole, as applicable, using the sources indicated above.

Additional Information about the ARCT IV Merger and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed ARCT IV merger , the Company and ARCT IV expect to prepare and file with the SEC an amendment to their proxy statement/prospectus and the Company expects to prepare and file with the SEC an amendment to its registration statement on Form S-4 and other documents with respect to the Company’s proposed acquisition of ARCT IV. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND REGISTRATION STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ARCT IV MERGER.

Investors may obtain free copies of the registration statement, the proxy statement/prospectus and other relevant documents filed by the Company and ARCT IV with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Company with the SEC are also available free of charge on the Company’s website at www.arcpreit.com and copies of the documents filed by ARCT IV with the SEC are available free of charge on ARCT IV’s website at www.arct-4.com.

Participants in Solicitation relating to the ARCT IV Merger

The Company, ARCT IV, AR Capital, LLC and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from ARCT IV’s stockholders in respect of the proposed ARCT IV merger. Information regarding the Company’s directors and executive officers can be found in the Company’s definitive proxy statement filed with the SEC on April 30, 2013. Information regarding ARCT IV’s directors and executive officers can be found in ARCT IV’s definitive proxy statement filed with the SEC on April 30, 2013. Additional information regarding the interests of such potential participants will be included in the proxy statement/prospectus, the registration statement and other relevant documents filed with the SEC in connection with the proposed ARCT IV merger if and when they become available. These documents are available free of charge on the SEC’s website and from the Company or ARCT IV, as applicable, using the sources indicated above.

Forward-Looking Statements

Information set forth herein (including information included or incorporated by reference herein) contains “forward-looking statements” (as defined in Section 21E of the Securities Exchange Act of 1934, as amended), which reflect the Company’s, ARCT IV’s and Cole’s expectations regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to, whether and when the transactions contemplated by any of the merger agreements will be consummated, the combined company’s plans, market and other expectations, objectives, intentions, as well as any expectations or projections with respect to the combined company, including regarding future dividends and market valuations, and estimates of growth, including funds from operations and adjusted funds from operations and other statements that are not historical facts.

The following additional factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of any of the merger agreements; (2) the inability to complete the ARCT IV merger due to the failure to obtain ARCT IV stockholder approval of the ARCT IV merger or the failure to satisfy other conditions to completion of the ARCT IV merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the ARCT IV merger; (3) the inability to obtain regulatory approvals for the Cole merger transaction and the approval by the Company’s stockholders of the issuance of Company Common Stock in connection with the Cole merger and the approval by Cole’s stockholders of the Cole merger; (4) risks related to disruption of management’s attention from the ongoing business operations due to the proposed mergers; (5) the effect of the announcement of the proposed mergers on the Company’s, ARCT IV’s or Cole’s relationships with their respective customers, tenants, lenders, operating results and businesses generally; (6) the outcome of any legal proceedings relating to any of the mergers or the merger agreements; and (7) risks to consummation of the mergers, including the risk that the mergers will not be consummated within the expected time period or at all. Additional factors that may affect future results are contained in the Company’s, ARCT IV’s and Cole’s filings with the SEC, which are available at the SEC’s website at www.sec.gov. The Company, ARCT IV and Cole disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.

Item 8.01. Other Events.

On November 6, 2013, the Company issued a press release announcing the appointment of Lisa Pavelka McAlister as Chief Accounting Officer of the Company.

A copy of the press release announcing the foregoing is attached as Exhibit 99.3 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
99.1	Press Release dated November 7, 2013
99.2	Quarterly supplemental information for the period ending September 30, 2013
99.3	Press Release dated November 6, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN REALTY CAPITAL PROPERTIES, INC.

November 7, 2013	By: /s/ Nicholas S. Schorsch
Nicholas S. Schorsch
Chief Executive Officer and Chairman of the Board of Directors (Principal Executive Officer)